UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 23, 2009
Cohu, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12367 Crosthwaite Circle, Poway, California	92064

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 858-848-8100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 23, 2009, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the first fiscal quarter ended March 28, 2009. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
The exhibit listed below is being furnished with this Current Report on Form 8-K.
Exhibit No. — 99.1
Description — First Quarter 2009 Earnings Release, dated April 23, 2009, of Cohu, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.
April 24, 2009	By:	Jeffrey D. Jones
		Name:	Jeffrey D. Jones
		Title:	VP Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	First Quarter 2009 Earnings Release, dated April 23, 2009, of Cohu, Inc.